EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Bancorp Inc. (the "Company") on Form 10-Q for the quarterly period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Frenkiel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Frenkiel
Paul Frenkiel Executive Vice President of Strategy,
Chief Financial Officer and Secretary

September 28, 2015